UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 30, 2005

CHARTER FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

United States	000-33071	58-2659667
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

600 Third Avenue, West Point, Georgia	31833
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (706) 645-1391

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On August 30, 2005, the Board of Directors of Charter Financial Corporation approved and adopted an amendment to the Employee Stock Ownership Plan of Charter Financial Corporation (the “ESOP”). In accordance with the requirements of the Economic Growth and Tax Relief Reconciliation Act of 2001, the ESOP amendment provides for the distribution of participant accounts following the termination of employment absent the direction of the participant if such participant has a vested balance of $1,000 or less in his or her ESOP account.

Item 9.01	Financial Statements and Exhibits

(c)	The following exhibit is furnished with this Report:

Exhibit No.	Description

10.01	Form of Employee Stock Ownership Plan of Charter Financial Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 6, 2005	CHARTER FINANCIAL CORPORATION

	By:	/s/ Robert L. Johnson
	Name:	Robert L. Johnson
	Title:	President and Chief Executive Officer